Exhibit 21
December 31, 2008

State of
Company	Incorporation	Doing Business As

Parent
Town Sports International, LLC	NY	n/a
Subsidiaries
TSI 217 Broadway, LLC	DE	New York Sports Club
TSI Alexandria, LLC	DE	Washington Sports Club
TSI Alexandria West, LLC	DE	Washington Sports Club
TSI Allston, LLC	DE	Boston Sports Club
TSI Andover, LLC	DE	Boston Sports Club
TSI Ardmore, LLC	DE	Philadelphia Sports Club
TSI Arthro-Fitness Services, LLC	DE	New York Sports Club
TSI Astoria, LLC	DE	New York Sports Club
TSI Battery Park, LLC	DE	New York Sports Club
TSI Bay Ridge 86th Street, LLC	DE	New York Sports Club
TSI Bayridge, LLC	DE	New York Sports Club
TSI Bensonhurst, LLC	DE	New York Sports Club
TSI Bethesda, LLC	DE	Washington Sports Club
TSI Boylston, LLC	DE	Boston Sports Club
TSI Broadway, LLC	DE	New York Sports Club
TSI Brooklyn Belt, LLC	DE	New York Sports Club
TSI Brunswick, LLC	DE	New York Sports Club
TSI Bulfinch, LLC	DE	Boston Sports Club
TSI Butler, LLC	DE	New York Sports Club
TSI Carmel, LLC	DE	New York Sports Club
TSI Cash Management, LLC	DE	n/a
TSI Central Square, LLC	DE	Boston Sports Club
TSI Cherry Hill, LLC	DE	Philadelphia Sports Club
TSI Chevy Chase, LLC	DE	Washington Sports Club
TSI Clarendon, LLC	DE	Washington Sports Club
TSI Clifton, LLC	DE	New York Sports Club
TSI Cobble Hill, LLC	DE	New York Sports Club
TSI Colonia, LLC	DE	New York Sports Club
TSI Columbia Heights, LLC	DE	Washington Sports Club
TSI Commack, LLC	DE	New York Sports Club
TSI Connecticut Avenue, LLC	DE	Washington Sports Club
TSI Court Street, LLC	DE	New York Sports Club
TSI Croton, LLC	DE	New York Sports Club
TSI Danbury, LLC	DE	New York Sports Club
TSI Davis Square, LLC	DE	Boston Sports Club
TSI Deer Park, LLC	DE	New York Sports Club
TSI Dobbs Ferry, LLC	DE	New York Sports Club
TSI Downtown Crossing, LLC	DE	Boston Sports Club
TSI Dupont Circle, Inc.	DE	n/a
TSI Dupont II, Inc.	DE	n/a

State of
Company	Incorporation	Doing Business As

TSI East Brunswick, LLC	DE	New York Sports Club
TSI East Meadow, LLC	DE	New York Sports Club
TSI East 23, LLC	DE	New York Sports Club
TSI East 31, LLC	DE	New York Sports Club
TSI East 34, LLC	DE	New York Sports Club
TSI East 36, LLC	DE	New York Sports Club
TSI East 41, LLC	DE	New York Sports Club
TSI East 48, LLC	DE	New York Sports Club
TSI East 51, LLC	DE	New York Sports Club
TSI East 59, LLC	DE	New York Sports Club
TSI East 76, LLC	DE	New York Sports Club
TSI East 86, LLC	DE	New York Sports Club
TSI East 91, LLC	DE	New York Sports Club
TSI Englewood, LLC	DE	New York Sports Club
TSI F Street, LLC	DE	Washington Sports Club
TSI Fairfax, LLC	DE	Washington Sports Club
TSI Fenway, LLC	DE	Boston Sports Club
TSI First Avenue, LLC	DE	New York Sports Club
TSI Forest Hills, LLC	DE	New York Sports Club
TSI Fort Lee, LLC	DE	New York Sports Club
TSI Framingham, LLC	DE	Boston Sports Club
TSI Franklin (MA), LLC	DE	Boston Sports Club
TSI Franklin Park, LLC	DE	New York Sports Club
TSI Freehold, LLC	DE	New York Sports Club
TSI Gallery Place, LLC	DE	Washington Sports Club
TSI Garden City, LLC	DE	New York Sports Club
TSI Garnerville, LLC	DE	New York Sports Club
TSI Georgetown, LLC	DE	Washington Sports Club
TSI Germantown, LLC	DE	Washington Sports Club
TSI Glendale, LLC	DE	New York Sports Club
TSI Glover, LLC	DE	Washington Sports Club
TSI Grand Central, LLC	DE	New York Sports Club
TSI Great Neck, LLC	DE	New York Sports Club
TSI Greenwich, LLC	DE	New York Sports Club
TSI Hartsdale, LLC	DE	New York Sports Club
TSI Hawthorne, LLC	DE	New York Sports Club
TSI Herald, LLC	DE	New York Sports Club
TSI Hicksville, LLC	DE	New York Sports Club
TSI Highpoint, LLC	DE	Philadelphia Sports Club
TSI Hoboken, LLC	DE	New York Sports Club
TSI Hoboken North, LLC	DE	New York Sports Club
TSI Holdings (CIP), LLC	DE	n/a
TSI Holdings (DC), LLC	DE	n/a
TSI Holdings (IP), LLC	DE	n/a
TSI Holdings (MA), LLC	DE	n/a

State of
Company	Incorporation	Doing Business As

TSI Holdings (MD), LLC	DE	n/a
TSI Holdings (NJ), LLC	DE	n/a
TSI Holdings (PA), LLC	DE	n/a
TSI Holdings (VA), LLC	DE	n/a
TSI Huntington, LLC	DE	New York Sports Club
TSI Insurance, Inc.	NY	n/a
TSI International, Inc.	DE	n/a
TSI Irving Place, LLC	DE	New York Sports Club
TSI Jamaica Estates, LLC	DE	New York Sports Club
TSI Jersey City, LLC	DE	New York Sports Club
TSI K Street, LLC	DE	Washington Sports Club
TSI Larchmont, LLC	DE	New York Sports Club
TSI Lexington (MA), LLC	DE	Boston Sports Club
TSI Lincoln, LLC	DE	New York Sports Club
TSI Livingston, LLC	DE	New York Sports Club
TSI Long Beach, LLC	DE	New York Sports Club
TSI Lynnfield, LLC	DE	Boston Sports Club
TSI M Street, LLC	DE	Washington Sports Club
TSI Mahwah, LLC	DE	New York Sports Club
TSI Mamaroneck, LLC	DE	New York Sports Club
TSI Market Street, LLC	DE	Philadelphia Sports Club
TSI Marlboro, LLC	DE	New York Sports Club
TSI Matawan, LLC	DE	New York Sports Club
TSI Mercer Street, LLC	DE	New York Sports Club
TSI Midwood, LLC	DE	New York Sports Club
TSI Montclair, LLC	DE	New York Sports Club
TSI Morris Park, LLC	DE	New York Sports Club
TSI Murray Hill, LLC	DE	New York Sports Club
TSI Nanuet, LLC	DE	New York Sports Club
TSI Natick, LLC	DE	Boston Sports Club
TSI New Rochelle, LLC	DE	New York Sports Club
TSI Newark, LLC	DE	New York Sports Club
TSI Newbury Street, LLC	DE	Boston Sports Club
TSI Newton, LLC	DE	Boston Sports Club
TSI No Sweat, LLC	DE	No Sweat
TSI North Bethesda, LLC	DE	Washington Sports Club
TSI Norwalk, LLC	DE	New York Sports Club
TSI Oceanside, LLC	DE	New York Sports Club
TSI Old Bridge, LLC	DE	New York Sports Club
TSI Parsippany, LLC	DE	New York Sports Club
TSI Plainsboro, LLC	DE	New York Sports Club
TSI Port Jefferson, LLC	DE	New York Sports Club
TSI Princeton, LLC	DE	New York Sports Club
TSI Princeton North, LLC	DE	New York Sports Club
TSI Providence Downtown, LLC	DE	Boston Sports Club

State of
Company	Incorporation	Doing Business As

TSI Providence Eastside, LLC	DE	Boston Sports Club
TSI Radnor, LLC	DE	Philadelphia Sports Club
TSI Ramsey, LLC	DE	New York Sports Club
TSI Reade Street, LLC	DE	New York Sports Club
TSI Rego Park, LLC	DE	New York Sports Club
TSI Ridgewood, LLC	DE	New York Sports Club
TSI Rodin Place, LLC	DE	Philadelphia Sports Club
TSI Scarsdale, LLC	DE	New York Sports Club
TSI Seaport, LLC	DE	New York Sports Club
TSI Sheridan, LLC	DE	New York Sports Club
TSI Silver Spring, LLC	DE	Washington Sports Club
TSI Smithtown, LLC	DE	New York Sports Club
TSI Society Hill, LLC	DE	Philadelphia Sports Club
TSI Soho, LLC	DE	New York Sports Club
TSI Somers, LLC	DE	New York Sports Club
TSI Somerset, LLC	DE	New York Sports Club
TSI South Bethesda, LLC	DE	Washington Sports Club
TSI South End, LLC	DE	Boston Sports Club
TSI South Park Slope, LLC	DE	New York Sports Club
TSI South Station, LLC	DE	Boston Sports Club
TSI Springfield, LLC	DE	New York Sports Club
TSI Stamford Downtown, LLC	DE	New York Sports Club
TSI Stamford Post, LLC	DE	New York Sports Club
TSI Stamford Rinks, LLC	DE	New York Sports Club
TSI Staten Island, LLC	DE	New York Sports Club
TSI Sterling, LLC	DE	Washington Sports Club
TSI Sunnyside, LLC	DE	New York Sports Club
TSI Syosset, LLC	DE	New York Sports Club
TSI University Management, LLC	DE	n/a
TSI Varick Street, LLC	DE	New York Sports Club
TSI Wall Street, LLC	DE	New York Sports Club
TSI Waltham, LLC	DE	Boston Sports Club
TSI Washington, Inc.	DE	Washington Sports Club
TSI Water Street, LLC	DE	New York Sports Club
TSI Watertown, LLC	DE	Boston Sports Club
TSI Wellesley, LLC	DE	Boston Sports Club
TSI Wellington Circle, LLC	DE	Boston Sports Club
TSI West 14, LLC	DE	New York Sports Club
TSI West 16, LLC	DE	New York Sports Club
TSI West 23, LLC	DE	New York Sports Club
TSI West 38, LLC	DE	New York Sports Club
TSI West 41, LLC	DE	New York Sports Club
TSI West 44, LLC	DE	New York Sports Club
TSI West 48, LLC	DE	New York Sports Club
TSI West 52, LLC	DE	New York Sports Club

State of
Company	Incorporation	Doing Business As

TSI West 73, LLC	DE	New York Sports Club
TSI West 76, LLC	DE	New York Sports Club
TSI West 80, LLC	DE	New York Sports Club
TSI West 94, LLC	DE	New York Sports Club
TSI West 115th Street, LLC	DE	New York Sports Club
TSI West 125, LLC	DE	New York Sports Club
TSI West 145th Street, LLC	DE	New York Sports Club
TSI West Caldwell, LLC	DE	New York Sports Club
TSI West Hartford, LLC	DE	New York Sports Club
TSI West Newton, LLC	DE	Boston Sports Club
TSI West Nyack, LLC	DE	New York Sports Club
TSI West Springfield, LLC	DE	Washington Sports Club
TSI Westborough, LLC	DE	Boston Sports Club
TSI Westport, LLC	DE	New York Sports Club
TSI Westwood, LLC	DE	New York Sports Club
TSI Weymouth, LLC	DE	Boston Sports Club
TSI White Plains City Center, LLC	DE	New York Sports Club
TSI White Plains, LLC	DE	New York Sports Club
TSI Whitestone, LLC	DE	New York Sports Club
TSI Woburn, LLC	DE	Boston Sports Club
TSI Woodmere, LLC	DE	New York Sports Club